Income Taxes - Schedule of Significant Components of Group's Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Deferred tax assets
Accrued expenses	¥ 7,919		¥ 208
Net operating loss carry forwards	33,976		22,764
Total deferred tax assets	41,895		22,972
Less: valuation allowance	0		0	¥ 0
Deferred tax assets, net	¥ 41,895	$ 6,439	¥ 22,972